Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 1999 included in Flextronics International Ltd.'s Form 10-K for the year ended March 31, 1999.


                                                /s/   ARTHUR ANDERSEN LLP
                                                -------------------------
                                                      ARTHUR ANDERSEN LLP

San Jose, California
August 24, 1999